UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 18, 2006


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                         Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

Annual Restricted Common Stock Grants

         Effective May 18, 2006 and in accordance with the prior approval of the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (the "Company"), the Company issued a total of 180,150 shares of its common stock pursuant to annual restricted stock awards under its Amended and Restated Stock Incentive Plan.

         Included in these grants were the following restricted stock awards to those individuals who qualify as "named executive officers" (pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K):

         Name:                                Title:                       Number of Shares Granted:
------------------------     ---------------------------------------       ------------------------

Charles B. Lebovitz          Chairman of the Board and                              15,000
                             Chief Executive Officer

John N. Foy                  Vice Chairman of the Board, Chief                      15,000
                             Financial Officer and Treasurer

Stephen D. Lebovitz          Director, President and Secretary                      15,000

Eric P. Snyder               Senior Vice President and                               3,000
                             Director of Corporate Leasing

Augustus N. Stephas          Senior Vice President - Accounting                      3,000
                             and Controller

         Each of these grants of restricted stock is subject to a five year vesting schedule, and to the other terms and conditions prescribed in the Company's Form of Stock Restriction Agreement for 2006 restricted stock awards, a copy of which is filed as an exhibit to this report. These terms and conditions are substantially identical to those of the prior year's restricted stock grants, except for the addition of a provision which states that, if a grantee retires from the Company after reaching age 70 and having maintained at least 10 years of continuous employment with the Company, its subsidiaries or affiliates, the restricted shares that are non-vested on the date of such retirement shall immediately vest.

Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         Exhibit Number        Description
         ---------------     ------------------------------------------
          10.5.11            Form of Stock Restriction Agreement for
                             2006 restricted stock awards.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CBL & ASSOCIATES PROPERTIES, INC.


                                      /s/ Augustus N. Stephas
                              --------------------------------------
                                Senior Vice President - Accounting
                                        and Controller

Date: May 24, 2006